UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2019

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 374-7580

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 7.01    Regulation FD Disclosure.

On June 14, 2019, Blueprint Medicines Corporation (the “Company”) issued a press release announcing the submission of a  new drug application (“NDA”) to the U.S. Food and Drug Administration (“FDA”) for avapritinib for the treatment of adult patients with PDGFRA Exon 18 mutant gastrointestinal stromal tumors (“GIST”), regardless of prior therapy, and fourth-line GIST. The Company has requested priority review for the application, which, if granted, could result in a six-month review process. The FDA has a 60-day filing review period to determine whether the NDA is complete and acceptable for filing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On June 15, 2019, the Company announced updated data from its Phase 1 EXPLORER clinical trial evaluating avapritinib for the treatment of patients with advanced systemic mastocytosis (“SM”). The data were presented on Saturday, June 15, 2019 in an oral presentation at the 24th Congress of the European Hematology Association (“EHA Annual Meeting”) in Amsterdam, The Netherlands. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and a copy of the presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

On June 17, 2019, the Company will host an investor call and live webcast to discuss the updated data from its Phase 1 EXPLORER clinical trial, which were presented at the EHA Annual Meeting, and its NDA submission to the FDA for avapritinib for the treatment of adult patients with PDGFRA Exon 18 mutant GIST, regardless of prior therapy, and fourth-line GIST. A copy of the presentation from the investor call is furnished as Exhibit 99.4  to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2,  99.3 and 99.4, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on June 14, 2019
99.2	Press release issued by Blueprint Medicines Corporation on June 15, 2019
99.3	Presentation by Blueprint Medicines Corporation at the EHA Annual Meeting on June 15, 2019
99.4	Presentation by Blueprint Medicines Corporation at investor call on June 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: June 17, 2019	By:	/s/ Tracey L. McCain
Tracey L. McCain
Chief Legal Officer